                                   EXHIBIT 24

                               POWER OF ATTORNEY


     Each person executing this Power of Attorney hereby appoints Roger Wertheimer and Paul V. Reilly, or either of them, as his attorney-in-fact to execute and to file such amendments to this Form S-8 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate or withdraw from the registration process this Registration Statement.

                         MAIL-WELL, INC.

                         By:/s/ Gerald F. Mahoney
                            ---------------------
                            Gerald F. Mahoney, Chief Executive Officer

/s/ Gerald F. Mahoney                 Director, Chairman     May 7, 1997
------------------------------------
Gerald F. Mahoney                     of the Board and CEO

/s/ Robert J. Terry                   Director, President    May 7, 1997
------------------------------------
Robert J. Terry                       and CEO

/s/ Paul V. Reilly                    Vice President, Chief  May 7, 1997
------------------------------------
Paul V. Reilly                        Financial Officer
                                      (Principal Financial Officer)

/s/ Jana L. Brown                     Vice President,        May 7, 1997
------------------------------------
Jana L. Brown                         Controller (Principal
                                      Accounting Officer)

/s/ Frank J. Hevrdejs                 Director               May 7, 1997
------------------------------------
Frank J. Hevrdejs

/s/ Susan O. Rheney                   Director               May 7, 1997
------------------------------------
Susan O. Rheney

/s/ Frank P. Diassi                   Director               May 7, 1997
------------------------------------
Frank P. Diassi

/s/ J. Bruce Duty                     Director               May 7, 1997
------------------------------------
J. Bruce Duty

/s/ Jerome W. Pickholz                Director               May 7, 1997
------------------------------------
Jerome W. Pickholz

/s/ W. Thomas Stephens                Director               May 7, 1997
------------------------------------
W. Thomas Stephens

                       SHEPARD POORMAN COMMUNICATIONS CORPORATION
                       EMPLOYEE STOCK OWNERSHIP PLAN

                       By: /s/ Melissa Shettsline
                           -------------------------------------------------
                           Melissa Shettsline
                           Member of the Benefits Administration Committee (the Plan Administrator)


                       MAIL-WELL CORPORATION 401(k) SAVINGS RETIREMENT PLAN

                       By: /s/ Melissa Shettsline
                           -------------------------------------------------
                           Melissa Shettsline
                           Member of the Benefits Administration Committee (the Plan Administrator)

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